Exhibit 10.10

Extension of Note to Mr. Vittoria

Joseph V. Vittoria

1616 South Ocean Boulevard

Palm Beach, FL 33480

(T) 561 659 0860 (F) 561 659 1045

Puradyn Filter Technologies, Inc.

2017 High Ridge Road

Boynton Beach, FL 33426

Attention: Cindy L. Gimler, CFO

February 23, 2009

RE:	Standby Commitment Agreement Amendment #11

Dear Ms. Gimler:

Pursuant to the Standby Commitment Agreement letters dated March 28, 2002, and March 14, 2003 and all Amendments thereto, I, Joseph Vittoria (the “Lending Party”), agree to extend the payback dates from December 31, 2009 to December 31, 2010.

All other terms defined in the original Standby Commitment Agreement letters and the Amendments thereto, not otherwise in conflict with this Amendment, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by the respective officers hereunto duly authorized on the date first written above.

By: /s/	Joseph V. Vittoria
Joseph V. Vittoria

Accepted and Agreed:

Puradyn Filter Technologies, Inc.

By: /s/	Cindy Lea Gimler
Cindy L. Gimler, Chief Financial Officer